UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 6, 2009 (June 30, 2009)

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2009, Education Realty Trust, Inc. (the “Company”) announced that its Board of Directors has initiated a search for a new Chief Executive Officer and President in connection with its plan for leadership succession for the Company.  The Company’s Board of Directors is in the process of identifying candidates in preparation for the future retirement of Paul O. Bower, Chief Executive Officer, President and Chairman of the Board of Directors. Mr. Bower has informed the Board of Directors that he desires to retire from active employment with the Company by the end of the first quarter of 2010, subject to the appointment of his successor.  After stepping down as Chief Executive Officer and President, Mr. Bower will continue to serve on the Board of Directors of the Company as its Chairman.

Item 7.01.	Regulation FD Disclosure.

On July 6, 2009, the Company issued a press release announcing second quarter 2009 preliminary preleasing statistics for its owned and managed student housing communities.  A copy of this press release is furnished with this Form 8-K as Exhibit 99.2.

A copy of the press release announcing Mr. Bower’s intent to retire is furnished with this Form 8-K as Exhibit 99.1

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 6, 2009 Announcing Executive Succession Plan
99.2	Press Release dated July 6, 2009 Announcing Second Quarter 2009 Preleasing Statistics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: July 6, 2009	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated July 6, 2009 Announcing Executive Succession Plan
99.2	Press Release dated July 6, 2009 Announcing Second Quarter 2009 Preleasing Statistics